ACCOUNTS AND OTHER RECEIVABLE, NET	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET	ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	2023	2022
Current, net	$1,352	$2,303
Non-current, net
Accounts receivable	283	137
Retainer on customer contract	70	70
Billing rights	733	681
Loan receivable from Brookfield Business Partners(1)	1,131	—
Total non-current, net	$2,217	$888
Total	$3,569	$3,191
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(1)See Note 27 for additional information.
Non-current billing rights primarily represent unbilled rights from the company’s water and wastewater operation in Brazil from revenues earned from the construction of public concession contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial assets from the concession authority for the construction services.
The company’s construction operation has a retention balance, which comprises amounts that have been earned but held back until the satisfaction of certain conditions specified in the contract. The retention balance included in current accounts and other receivable, net as at December 31, 2023 was $120 million (2022: $142 million).
The following table summarizes the change in the loss allowance for bad debts on accounts and other receivables for the years ended December 31, 2023 and 2022:

(US$ MILLIONS)	2023	2022
Loss allowance - beginning	$77	$64
Add: increase in allowance	108	46
Deduct: bad debt write offs	(34)	(33)
Foreign currency translation and other	(14)	—
Loss allowance - ending	$137	$77